UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2009

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hartwell Avenue

Lexington, MA  02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b):        On June 16, 2009, Eric W. Jacobson, M.D., Senior Vice President, Clinical Research and Regulatory Affairs, and Chief Medical Officer of Synta Pharmaceuticals Corp. (“Synta”) informed Synta of his intention to resign.  The effective date of Dr. Jacobson’s resignation will be July 10, 2009.

Vojo Vukovic, M.D., Ph.D., Synta’s current Vice President, Clinical Research, will become the new Senior Vice President, Clinical Research and Regulatory Affairs, and Chief Medical Officer at Synta, effective July 13, 2009.

A copy of the press release announcing the resignation of Dr. Jacobson and the appointment of Dr. Vukovic as issued on June 19, 2009 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is filed with this report:

Exhibit No.	Description

99.1	Press Release issued on June 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Dated: June 19, 2009	/s/ Keith S. Ehrlich
Keith S. Ehrlich
Vice President, Finance and Administration Chief Financial Officer